Exhibit 99.2

Contact:	FOR RELEASE:
Richard E. Moran Jr.	April 27, 2009
Executive Vice President
and Chief Financial Officer
(310) 481-8483
or
Tyler H. Rose
Senior Vice President
and Treasurer
(310) 481-8484

KILROY REALTY CORPORATION REPORTS

FIRST QUARTER FINANCIAL RESULTS

LOS ANGELES, April 27, 2009 – Kilroy Realty Corporation (NYSE: KRC) today reported financial results for its first quarter ended March 31, 2009 with net income available to common stockholders of $7.6 million, or $0.23 per share, compared to $8.8 million, or $.27 per share, in the first quarter of 2008. Revenues in the first quarter totaled $72.5 million, up from $70.8 million in the prior year’s first quarter. Funds from operations (FFO) for the period totaled $29.0 million, or $0.82 per share, compared to $29.0 million, or $0.83 per share, in the year-earlier period.

All per-share amounts in this report are presented on a diluted basis. Financial information for the prior period has been adjusted for the retroactive application of the following new accounting guidance adopted by the company effective January 1, 2009: FASB Staff Position APB 14-1 “Accounting for Convertible Debt That May be Settled Upon Conversion (Including Partial Cash Settlement)”; Statement of Financial Accounting Standard No. 160 “Noncontrolling Interests in Consolidated Financial Statements—An Amendment of ARB No. 51”; and FASB Staff Position EITF 03-6-1 “Determining Whether Instruments Granted in Share Based Payment Transactions are Participating Securities.”

“With many companies dealing with difficult credit markets and recessionary business conditions, leasing continues to be challenging,” said John B. Kilroy, Jr., the company’s president and chief executive officer. “While these conditions prevail, we remain carefully focused at KRC on preserving our financial strength and aggressively competing for new lease opportunities, using our high quality and well located properties to their best competitive advantage.”

KRC’s stabilized portfolio totaled 12.4 million square feet and was 87.6% occupied at the end of the first quarter.

On April 1, 2009, the company executed a one-year extension of a $74.8 million secured mortgage loan with the existing lender at the existing interest rate of 7.2%. The company paid down the principal amount of $10 million to $64.8 million.

KRC currently has one completed development project in lease-up, a 51,000 square-foot medical office building located in the company’s Sorrento Gateway development in coastal San Diego County. The property represents a total investment of just over $22 million, of which about $16 million has been spent to date.

KRC management will discuss updated earnings guidance for fiscal 2009 during the company’s April 28, 2009 earnings conference call. The call will begin at 11:00 a.m. Pacific time and last approximately one hour. Those interested in listening via the Internet can access the conference call at www.kilroyrealty.com. Please go to the website 15 minutes before the call and register. It may be necessary to download audio software to hear the conference call. Those interested in listening via telephone can access the conference call at (888) 679-8040, reservation #39866884. A replay of the conference call will be available via phone through May 12, 2009 at (888) 286-8010, reservation #76273510, or via the Internet at the company’s website.

Some of the information presented in this release is forward looking in nature within the meaning of the Private Securities Litigation Reform Act of 1995. Although Kilroy Realty Corporation believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. Certain factors that could cause actual results to differ materially from Kilroy Realty’s expectations are set forth as risk factors in the company’s Securities and Exchange Commission reports and filings. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants compete; Kilroy Realty’s ability to timely lease or re-lease space at current or anticipated rents; changes in interest rates; changes in operating costs, including utility costs; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; its ability to complete current and future development projects on schedule and on budget; the demand for office space in markets in which Kilroy Realty has a presence; and risks detailed from time to time in the company’s SEC reports, including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. Many of these factors are beyond Kilroy Realty’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, Kilroy Realty claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Kilroy Realty Corporation, a member of the S&P Small Cap 600 Index, is a Southern California-based real estate investment trust active in the office and industrial property sectors. For over 60 years, the company has owned, developed, acquired and managed real estate assets primarily in the coastal regions of Los Angeles, Orange and San Diego counties. At March 31, 2009 the company owned 8.6 million rentable square feet of commercial office space and 3.7 million rentable square feet of industrial space. More information is available at www.kilroyrealty.com.

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KILROY REALTY CORPORATION

SUMMARY QUARTERLY RESULTS

(unaudited, in thousands, except per share data)

	Three Months Ended March 31, 2009	Three Months Ended March 31, 2008 (1)
Revenues	$72,512	$70,802
Net income available to common stockholders	$7,577	$8,785
Weighted average common shares outstanding - basic	32,827	32,457
Weighted average common shares outstanding - diluted	32,879	32,469
Net income per share of common stock - basic	$0.23	$0.27
Net income per share of common stock - diluted	$0.23	$0.27
Funds From Operations (2), (3)	$28,961	$29,047
Weighted average common shares/units outstanding - basic (4)	35,238	35,008
Weighted average common shares/units outstanding - diluted (4)	35,290	35,020
Funds From Operations per common share/unit - basic (4)	$0.82	$0.83
Funds From Operations per common share/unit - diluted (4)	$0.82	$0.83
Common shares outstanding at end of period	33,050	32,732
Common partnership units outstanding at end of period	1,754	2,189

Total common shares and units outstanding at end of period	34,804	34,921

	March 31, 2009	March 31, 2008
Stabilized portfolio occupancy rates:
Office	85.4%	94.8%
Industrial	92.7%	94.8%

Weighted average total	87.6%	94.8%
Los Angeles	89.2%	96.5%
San Diego	84.0%	93.7%
Orange County	90.4%	94.4%
Other	92.8%	99.6%

Weighted average total	87.6%	94.8%
Total square feet of stabilized properties owned at end of period:
Office	8,649	8,089
Industrial	3,719	3,870

Total	12,368	11,959

(1)	Financial information for prior periods has been adjusted for the retroactive application of the following new accounting guidance adopted by the Company effective January 1, 2009: FASB Staff Position APB 14-1 “Accounting for Convertible Debt Instruments That May be Settled Upon Conversion (Including Partial Cash Settlement)”; Statement of Financial Accounting Standard No. 160 “Noncontrolling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51”; and FASB Staff Position EITF 03-6-1 “Determining Whether Instruments Granted in Share Based Payment Transactions are Participating Securities.”

(2)	Reconciliation of Net Income Available to Common Stockholders to Funds From Operations and management statement on Funds From Operations are included after the Consolidated Statements of Operations.

(3)	Reported amounts are attributable to common stockholders and common unitholders.

(4)	Calculated based on weighted average shares outstanding including participating share-based awards and assuming the exchange of all common limited partnership units outstanding.

KILROY REALTY CORPORATION CONSOLIDATED BALANCE SHEETS

(unaudited, in thousands)

	March 31, 2009	December 31, 2008 (1)
ASSETS
REAL ESTATE ASSETS:
Land and improvements	$336,874	$336,874
Buildings and improvements	1,896,972	1,889,833
Undeveloped land and construction in progress	251,581	248,889

Total real estate held for investment	2,485,427	2,475,596
Accumulated depreciation and amortization	(550,868)	(532,769)

Total real estate assets, net	1,934,559	1,942,827
Cash and cash equivalents	16,256	9,553
Restricted cash	728	672
Marketable securities	2,392	1,888
Current receivables, net	3,915	5,753
Deferred rent receivables, net	68,693	67,144
Notes receivable	10,789	10,824
Deferred leasing costs and acquisition-related intangibles, net	52,151	53,539
Deferred financing costs, net	5,281	5,883
Prepaid expenses and other assets, net	8,734	4,835

TOTAL ASSETS	$2,103,498	$2,102,918

LIABILITIES AND EQUITY
LIABILITIES:
Secured debt	$312,886	$316,456
Exchangeable senior notes, net	431,988	429,892
Unsecured senior notes	144,000	144,000
Unsecured line of credit	275,000	252,000
Accounts payable, accrued expenses and other liabilities	41,506	55,066
Accrued distributions	21,732	21,421
Deferred revenue and acquisition-related liabilities	74,088	76,219
Rents received in advance and tenant security deposits	19,146	19,340

Total liabilities	1,320,346	1,314,394

NONCONTROLLING INTEREST:
7.45% Series A cumulative redeemable preferred units of the Operating Partnership	73,638	73,638
EQUITY
Stockholders’ Equity
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157
Common stock	331	331
Additional paid-in capital	707,421	700,122
Distributions in excess of earnings	(148,982)	(137,052)

Total stockholders’ equity	680,352	684,983
Noncontrolling Interest
Common units of the Operating Partnership	29,162	29,903

Total equity	709,514	714,886

TOTAL LIABILITIES AND EQUITY	$2,103,498	$2,102,918

(1)	Financial information for prior periods has been adjusted for the retroactive application of the following new accounting guidance adopted by the Company effective January 1, 2009: FASB Staff Position APB 14-1 “Accounting for Convertible Debt Instruments That May be Settled Upon Conversion (Including Partial Cash Settlement)”; Statement of Financial Accounting Standard No. 160 “Noncontrolling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51”; and FASB Staff Position EITF 03-6-1 “Determining Whether Instruments Granted in Share Based Payment Transactions are Participating Securities.”

KILROY REALTY CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended March 31, 2009	Three Months Ended March 31, 2008 (1)
REVENUES:
Rental income	$63,064	$62,305
Tenant reimbursements	7,653	8,193
Other property income	1,795	304

Total revenues	72,512	70,802

EXPENSES:
Property expenses	12,392	11,488
Real estate taxes	6,140	5,479
Provision for bad debts	1,424	455
Ground leases	397	395
General and administrative expenses	7,053	9,236
Interest expense	12,218	10,865
Depreciation and amortization	21,185	19,866

Total expenses	60,809	57,784

OTHER INCOME:
Interest income and other net investment gains (losses)	70	157

NET INCOME	11,773	13,175
Net income attributable to noncontrolling common units of the Operating Partnership	(397)	(591)

NET INCOME ATTRIBUTABLE TO THE COMPANY	11,376	12,584
PREFERRED DIVIDENDS AND DISTRIBUTIONS:
Distributions on noncontrolling cumulative redeemable preferred units of the Operating Partnership	(1,397)	(1,397)
Preferred dividends	(2,402)	(2,402)

Total preferred dividends and distributions	(3,799)	(3,799)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$7,577	$8,785

Weighted average common shares outstanding - basic	32,827	32,457
Weighted average common shares outstanding - diluted	32,879	32,469
Net income available to common stockholders per share - basic	$0.23	$0.27

Net income available to common stockholders per share - diluted	$0.23	$0.27

(1)	Financial information for prior periods has been adjusted for the retroactive application of the following new accounting guidance adopted by the Company effective January 1, 2009: FASB Staff Position APB 14-1 “Accounting for Convertible Debt Instruments That May be Settled Upon Conversion (Including Partial Cash Settlement)”; Statement of Financial Accounting Standard No. 160 “Noncontrolling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51”; and FASB Staff Position EITF 03-6-1 “Determining Whether Instruments Granted in Share Based Payment Transactions are Participating Securities.”

KILROY REALTY CORPORATION FUNDS FROM OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended March 31, 2009	Three Months Ended March 31, 2008 (1)
Net income available to common stockholders	$7,577	$8,785
Adjustments:
Net income attributable to noncontrolling common units of the Operating Partnership	397	591
Depreciation and amortization of real estate assets	20,987	19,671

Funds From Operations (2), (3)	$28,961	$29,047

Weighted average common shares/units outstanding - basic	35,238	35,008
Weighted average common shares/units outstanding - diluted	35,290	35,020
Funds From Operations per common share/unit - basic	$0.82	$0.83

Funds From Operations per common share/unit - diluted	$0.82	$0.83

(1)	Financial information for prior periods has been adjusted for the retroactive application of the following new accounting guidance adopted by the Company effective January 1, 2009: FASB Staff Position APB 14-1 “Accounting for Convertible Debt Instruments That May be Settled Upon Conversion (Including Partial Cash Settlement)”; Statement of Financial Accounting Standard No. 160 “Noncontrolling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51”; and FASB Staff Position EITF 03-6-1 “Determining Whether Instruments Granted in Share Based Payment Transactions are Participating Securities.”

(2)	The company calculates FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Management believes that FFO is a useful supplemental measure of the company's operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of the company's activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of the company's operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, the company's FFO may not be comparable to all other REITs.

Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, management believes that FFO along with the required GAAP presentations provides a more complete measurement of the company's performance relative to its competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

However, FFO should not be viewed as an alternative measure of the company's operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the company's properties, which are significant economic costs and could materially impact the company's results from operations.

(3)	Reported amounts are attributable to common stockholders and common unitholders.